EX-32.1

Certification pursuant to 18 U.S.C. Section 1350

INFe- Human Resources, Inc. CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended quarterly report of INFe- Human Resources, Inc. on Form 10-QSB for the period ending May 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Arthur Viola, Chief Executive Officer of INFe- Human Resources, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of INFe-Human Resources, Inc.

/s/    ARTHUR VIOLA
--------------------
       Arthur Viola

       Chief Executive Officer
       Sole Director
       and Chief Financial Officer

       July 14, 2005